SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 11, 2006
Cousins Properties Incorporated
(Exact name of registrant as specified in its charter)
Georgia
(State or other jurisdiction of incorporation)
0-3576
(Commission File Number)
58-0869052
(IRS Employer Identification Number)
2500 Windy Ridge Parkway, Atlanta, Georgia 30339-5683
(Address of principal executive offices)
Registrant’s telephone number, including area code: (770) 955-2200
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
(e) On December 11, 2006, the Compensation, Succession, Nominating and Governance Committee (the “Committee”) of the Board of Directors of Cousins Properties Incorporated (the “Company”) approved an amendment to the terms of incentive and non-incentive stock option grants under the 1999 Stock Incentive Plan and restricted stock unit grants (“RSUs”) under the 2005 Restricted Stock Unit Plan made on or after December 11, 2006, as reflected in the forms of award certificate included as Exhibits 10.2, 10.2 and 10.3 hereto (the “Stock Option Certificates” and the “RSU Certificate,” and collectively the “Certificates”). The amended Certificates modify the vesting period for award grants to allow for full vesting of outstanding awards to occur on the date the employee reaches retirement, which is defined as the termination of employment with the Company on or after the date (i) the employee has attained age 60 and (ii) the employee’s age (in whole years) plus the employee’s whole years of employment equal at least 65.
The Stock Option Certificates were also modified to provide that following retirement the employee may exercise vested options over their remaining term. Previously, upon retirement, an employee would forfeit unvested options and would have one year to exercise vested options. In addition, the Stock Option Certificates to be used for grants made on or after December 11, 2006 were modified to include a stock appreciation right in addition to the stock option. A stock appreciation right permits an employee to waive his or her right to exercise the stock option and to instead receive the value of the option, net of the exercise price and tax withholding, in stock, without requiring the payment of the exercise price.
The Committee also approved the modification of all outstanding stock options and RSUs (excluding RSUs with performance conditions) which were issued prior to December 11, 2006, to permit full vesting of the grants to occur on the date the employee reaches retirement, which is defined in the same manner as described above for the new Certificates. However, stock option grants issued prior to December 11, 2006, were not modified to provide for a stock appreciation right or to permit exercise for a period longer than 1 year after retirement.
Item 9.01. Financial Statements and Exhibits
(c) Exhibits
The following exhibits are filed herewith:

Exhibit No.	Description

10.1	Cousins Properties Incorporated 1999 Incentive Stock Plan — Form of Key Employee Non-Incentive Stock Option and Stock Appreciation Right Certificate

10.2	Cousins Properties Incorporated 1999 Incentive Stock Plan — Form of Key Employee Incentive Stock Option and Stock Appreciation Right Certificate

10.3	Cousins Properties Incorporated 2005 Restricted Stock Unit Plan — Form of Restricted Stock Unit Certificate

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 15, 2006

COUSINS PROPERTIES INCORPORATED
By:	/s/ Robert M. Jackson
Robert M. Jackson
Senior Vice President, General Counsel and Corporate Secretary